UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2017

DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35721 (Commission File Number)	45-5379027 (IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)
Registrant's telephone number, including area code: (615) 771-6701

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 30, 2017, Delek Logistics Partners, LP (the “Partnership”) announced that Kevin L. Kremke, age 44, has been selected to be the next Chief Financial Officer of Delek Logistics GP, LLC (the “General Partner”), the general partner of the Partnership. The Board of Directors of the General Partner has approved the appointment of Mr. Kremke as an Executive Vice President of the General Partner effective April 1, 2017 and Chief Financial Officer of the General Partner effective June 1, 2017. Mr. Kremke has nearly 20 years of senior management experience, most recently serving as the Chief Financial Officer of Ciner Resources Corporation and Ciner Resources LP (NYSE: CINR), a publicly traded master limited partnership, since June 2014, and as director of the general partner of Ciner Resources LP, since December 2014. His responsibilities at Ciner Resources Corporation included overseeing the overall financing activities, strategic planning, investor relations, treasury and accounting. He also has served on the audit committee of American Natural Soda Ash Corporation since June 2014. Prior to joining Ciner Resources Corporation he was the Vice President of Finance and Strategic Planning at Cheniere Energy, Inc. from August 2011 to February 2014. He has also held senior positions at Spark Energy, Reliant Energy and NiSource Inc. He earned a Bachelor of Science in Marketing from Ball State University and a Master of Business Administration in Finance and Strategic Management from the University of Chicago’s Booth School of Business.

Item 7.01	Regulation FD Disclosure.

On January 30, 2017, the Partnership issued a press release announcing the hiring of Mr. Kremke. A copy of this press release is attached as Exhibit 99.1.

The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

99.1 #    Joint Press release of Delek US Holdings, Inc. and Delek Logistics Partners, LP issued January 30, 2017.

# Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2017	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: EVP / Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

99.1 #        Joint Press release of Delek US Holdings, Inc. and Delek Logistics Partners, LP issued January 30, 2017.

# Furnished herewith.